SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                / /
                                                                       --

         Pre-Effective Amendment No.                                  / /
                                     -------                          --
         Post-Effective Amendment No.    29                           /X/
                                      -------                         --

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      / /
                                                                     --

         Amendment No.   30                                         /X/
                       -------                                      --

                        (Check appropriate box or boxes.)

                CAMELOT FUNDS (formerly The Fairmont Fund Trust)-
                    FILE NOS. 2-70825 and 811-3139 1346 South
                    Third Street, Louisville, Kentucky 40208
                (Address of Principal Executive Offices) Zip Code
               (Exact Name of Registrant as Specified in Charter)
       Registrant's Telephone Number, including Area Code: (502) 636-5633
                                 --------------
      Morton H. Sachs, 1346 South Third Street, Louisville, Kentucky 40208
      --------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  With copy to:
                     Donald S. Mendelsohn, Thompson Hine LLP
                          312 Walnut Street, 14th Floor
                           Cincinnati, Ohio 45202-4089

Approximate Date of Proposed Offering:

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)
/X/ on (May 1, 2002) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
372180

                               THE FAIRMONT FUND

                                  A Series Of

                               THE CAMELOT FUNDS

                            1346 South Third Street
                           Louisville, Kentucky 40208
                            877-385-2720 (Toll Free)

                                   PROSPECTUS

                                  May 1, 2002




     The Fairmont Fund seeks capital appreciation by investing in equity securities that its Adviser believes are undervalued.























     As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                           TABLE OF CONTENTS

RISK/RETURN SUMMARY

HOW THE FUND HAS PERFORMED

COSTS OF INVESTING IN THE FUND

HOW TO INVEST IN THE FUND

HOW TO SELL YOUR INVESTMENT

DETERMINATION OF NET ASSET VALUE

DIVIDENDS, DISTRIBUTIONS AND TAXES

MANAGEMENT OF THE FUND

ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES,
      RELATED RISKS AND THE FUND

FINANCIAL HIGHLIGHTS

PRIVACY POLICY

FOR MORE INFORMATION                                               Back Cover

                         RISK/RETURN SUMMARY
                         ===================



Our Objective
-------------

      The investment objective of the Fund is capital appreciation.

Principal Strategies: How We Select Investments
-----------------------------------------------

     The Fund invests primarily in common stock of U.S. companies that we believe are undervalued. We choose our investments by carefully selecting securities that we believe are reasonably priced and represent basic investment value. We seek special opportunities for capital appreciation in securities that are selling at a discount from historical prices and/or at below average price-earnings ratios. In choosing these stocks for long term investments and for market timing purposes, we use not only subjective judgment but also economic projections, technical analysis and earnings projections.

     We use an aggressive trading strategy to achieve our objective and actively trade to obtain short term profits. We believe that favorable changes in market prices are more likely to begin when securities are out of favor, price-earnings ratios are relatively low, investment expectations are limited, and there is little investor interest in the particular security or industry involved. We may invest primarily in common stock of small to medium-sized U.S. companies, most of which are listed on a national exchange. We may also invest up to 25% of the Fund's assets in foreign securities through the purchase of American Depositary Receipts ("ADRs"). An ADR is a certificate of ownership issued by a U.S. bank as a convenience to investors instead of the underlying foreign security which the bank holds in custody.

Principal Risks of Investing in The Fund
----------------------------------------

     All investments carry risks to some degree. The principal risks of investing in the Fund are the stock market risks common to all equity investments and the company risks associated with each individual investment in the Fund's portfolio. Stock market risk means that Fund shares might decrease in value in response to such things as general economic conditions and political stability. Company risk means that Fund shares might decrease in value in response to the activities and financial prospects of an individual company in the Fund's portfolio.

     In addition, the stocks of small to medium sized companies are subject to certain risks including:

o possible dependence on a limited product line, market, financial resources or management group
o less frequent trading and trading with smaller volume than exchange listed stocks, which may make it difficult for the Fund to buy or sell the stocks
o    greater fluctuation in value than larger, more established company stocks

     In general, foreign investments involve higher risks than U.S. investments. Foreign markets tend to be more volatile than those of the U.S. and bring increased exposure to foreign economic, political and other events that can have a negative effect on the value of issuers in a particular foreign country.

     We  try  to  reduce  risk  by  carefully   selecting  our  investments  and
diversifying our portfolio.

      Before investing, you should understand that:

o    The value of the Fund's shares will fluctuate over time.
o You could lose money if you sell when the Fund's share price is lower than when you invested.
o    There is no assurance that the Fund will meet its investment objective.
o    Future returns will not necessarily resemble past performance.

     In addition, the Fund's investment strategy of active and frequent trading will result in a significantly higher portfolio turnover rate. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

                           HOW THE FUND HAS PERFORMED

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in The Fund's returns from year to year over the past ten years. The table shows how the Fund's average annual total returns over time (net of fees and expenses) compare to those of the Russell 2000 Index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

[insert bar chart with the following plot points:]

Annual Total Returns as of 12/31:

1992               14.04
1993               15.56
1994                7.27
1995               27.92
1996                9.52
1997               15.27
1998               -4.88
1999               -8.83
2000              -15.98
2001               -4.20

     The highest return for a quarter was 15.29% (Q2, 1997); and the lowest return was -20.83% (Q3, 1998).

Average Annual Total Return (for the periods ended 12/31/2001):

                                                 1 Year     5 Years    10 Years
                                                 ------     -------    --------
The Fund
    Return Before Taxes                          -4.20%      -4.25%      4.77%
    Return After Taxes on Distributions(1)       -4.39%      -4.74%      3.72%
    Return After Taxes on Distributions and      -2.54%      -3.29%      3.74%
        Sale of Fund Shares(1)
Russell 2000 Index2                               2.57%       7.53%     11.52%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)Reflects no deductions for fees, expenses or taxes.


                         COSTS OF INVESTING IN THE FUND

     The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
         Sales Load Imposed on Purchases........................None
         Sales Load Imposed on Reinvested Dividends.............None
         Redemption Fees........................................None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
         Management Fees........................................2.00%
         12b-1 Fees.............................................None
         Other Expenses.........................................None
         Total Fund Operating Expenses..........................2.00%


Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs would be:


                   1 Year      3 Years      5 Years      10 Years
                   ------      -------      -------      --------
    Your costs:    $204         $630        $1,081        $2,334

                            HOW TO INVEST IN THE FUND

     You can open a Fund account with a minimum initial investment of $1,000 and make additional purchases in any amount. We do not charge a commission or sales fee on your purchases.

     Investing By Mail. To open a Fund account by mail, send the attached application, with a check made payable to The Fairmont Fund in the amount of the purchase price, to the following address:

         The Fairmont Fund
         c/o Mutual Shareholder Services
         8869 Brecksville Road, Suite C
         Brecksville, Ohio, 44141

     You can make additional purchases at any time by sending a check, with your account number, to the above address.

Investing  By Wire.
------------------
     You may purchase shares of the Fund by wiring your investment directly to the Fund's custodian. Before you invest by wire, you need to mail a completed application to us at the address above. Then, call the Fund at 877-385-2720 (Toll Free) to obtain an account number and instructions. There is currently no fee for receipt of wired Funds, but the Fund or custodian may charge one in the future.

Other Purchase Information.
--------------------------


     You may purchase shares on any day that the New York Stock Exchange is open for trading. We may reject any purchase request in whole or in part. No request will be binding until we accept it. We will mail you a statement after every transaction and each quarter. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult a tax adviser.


Tax Sheltered Retirement Plans.
------------------------------
     Since the Fund seeks capital appreciation, you may want to purchase shares of the Fund for your tax sheltered retirement plans, including: (a) Keogh (HR-10) Plans (for self-employed individuals); (b) qualified corporate pension and profit sharing plans (for employees); (c) individual retirement accounts ("IRAs"); and (d) tax deferred investment plans (for employees of public school systems and certain types of charitable organizations). We recommend that you consult with an attorney or tax adviser regarding these plans.

     Call us for information on the procedure to open an IRA. The Fund's adviser currently pays IRA custodial fees, but may discontinue this at any time. If you are charged a custodial fee for an IRA, the fee will be paid by redemption of Fund shares from the IRA unless you pay these fees directly to the IRA custodian.

                           HOW TO SELL YOUR INVESTMENT

     You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale.

By Mail.
-------
     To sell all or part of your shares, send us a written request (to the address above) with the following information:

o    your account number;
o    the amount of money or number of shares being redeemed;
o    the name(s) on the account; and
o the signatures of all registered account owners, signed as their names appear on the original application.

In certain instances, we may require additional documents to insure proper authorization.

By Phone.
--------
     Under certain circumstances, you may also sell your shares by telephone. Call us for additional information.

Other Redemption Information.
-----------------------------
     We will typically pay you within seven days after receiving a redemption request with the information described above. However, we will not mail any proceeds unless your investment check has cleared the bank, which normally takes seven days after receipt.

     Because we must pay certain fixed costs to maintain your account, we may require you to redeem all of your shares, after sixty day's notice, if redemptions cause the value of your account to fall below $500. You may increase the value of your account to $500 during that sixty-day period to avoid redemption.


                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.
----------------------------
     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders every December. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

Taxes.
------
     In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to make a taxable distribution.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your Fund investment.

                             MANAGEMENT OF THE FUND

     The Sachs Company, 1346 South Third Street, Louisville, Kentucky (the "Adviser"), is the investment adviser to the Fund. In this capacity, the Adviser manages the Fund's assets and makes its investment decisions. The Adviser has provided investment advice to individuals, corporations, pension and profit sharing plans, and trust accounts since 1974. Morton H. Sachs, Trustee, Chairman of the Board and Chief Executive Officer of the Fund, and President, sole Director and Shareholder of the Adviser, has been responsible for the day-to-day management of the Fund since its inception in 1981.

     The Adviser pays all of the Fund's operating expenses (except brokerage fees and commissions, taxes, interest and extraordinary expenses). During the fiscal year ended December 31, 2001, the Fund paid the Adviser a fee equal to 2.00% of its average daily net assets. The Adviser is also a registered broker-dealer and, in that capacity, receives brokerage commissions from the Fund.


               ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES,
                           RELATED RISKS AND THE FUND

     From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold obligations of the U.S. government, its agencies or instrumentalities or may enter into repurchase agreements that are fully collateralized by such obligations. As a result of engaging in these temporary defensive measures, the Fund may not achieve its investment objective.

     The investment objective of the Fund may be changed without shareholder approval.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Selected data for a share
outstanding throughout
the Period:               1/1/2001   1/1/2000   1/1/1999   1/1/1998   1/1/1997
                             to         to         to         to         to
                         12/31/2001 12/31/2000 12/31/1999 12/31/1998 12/31/1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value -
     Beginning of Period   $19.98     $23.78     $26.33     $27.68     $26.45
Net Investment Income        0.09      (0.03)     (0.49)     (0.27)     (0.16)
Net Gains or Losses on
  Investments (realized
   and unrealized)          (0.93)     (3.77)     (1.83)     (1.08)      4.20
                            ------     ------     ------     ------      ----
Total from Investment
  Operations                (0.84)     (3.80)     (2.32)     (1.35)      4.04
Distributions
     (from net investment
      income)               (0.09)      0.00       0.00       0.00       0.00
Distributions (from
      capital gains)         0.00       0.00      (0.23)      0.00      (2.81)
Return of Capital           (0.13)      0.00       0.00       0.00       0.00
                            ------      ----       ----       ----       ----
     Total Distributions    (0.22)      0.00      (0.23)      0.00      (2.81)
Net Asset Value -
     End of Period         $18.92     $19.98     $23.78     $26.33     $27.68
                           ======     ======     ======     ======     ======

Total Return                (4.20)%   (15.98)%    (8.83)%    (4.88)%    15.27 %
Ratios/Supplemental Data
Net Assets - End of
  Period (Thousands)     $6,508     $8,312    $15,033    $23,839    $31,856

Ratio of Expenses to
  Average Net Assets         2.00 %     1.96 %     1.77 %     1.68 %     1.63 %
Ratio of Net Investment
  Income to Average Net
Assets                       0.42 %    (0.15)%    (0.10)%    (0.18)%    (0.57)%
Portfolio Turnover Rate      3.28       3.94       2.61       3.42       1.83

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 877-385-2720 (Toll Free) to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

























Investment Company Act  #  811-03139

                                THE FAIRMONT FUND

                                   A Series Of

                                THE CAMELOT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002

     This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus of The Fairmont Fund dated May 1, 2002. This SAI incorporates by reference the financial statements and independent auditor's report from The Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001 ("Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the transfer agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio, 44141or by calling 877-385-2720 (Toll Free).


                                                               PAGE

DESCRIPTION OF THE TRUST........................................2

INVESTMENT POLICIES.............................................2

OTHER RESTRICTIONS..............................................4

U.S. GOVERNMENT OBLIGATIONS.....................................4

INVESTMENT ADVISORY AGREEMENT...................................5

TRUSTEES AND EXECUTIVE OFFICERS.................................7

PORTFOLIO TRANSACTIONS AND BROKERAGE............................9

DETERMINATION OF NET ASSET VALUE................................11

TAXES...........................................................12

CUSTODIAN.......................................................12

TRANSFER AGENT..................................................12

AUDITORS........................................................12

PERFORMANCE INFORMATION.........................................13

FINANCIAL STATEMENTS............................................16


372178.3 2:06PM 3/25/02

                            DESCRIPTION OF THE TRUST

     The Camelot Funds (The Trust) is an open-end investment company established as a business trust under Kentucky law by Declaration of Trust dated December 29, 1980. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of separate series. This Statement of Additional Information provides information relating to The Fairmont Fund (The
Fund), which is a no-load, diversified series of the Trust established on December 29, 1980. The Fund commenced operations on September 2, 1981.

     Each share of a series represents an equal proportional interest in the assets and liabilities belonging to the series. Upon liquidation of a series, shareholders are entitled to share pro rata in the net assets of the series available for distribution to shareholders. Shares of each series are fully paid and have no preemptive or conversion rights. Kentucky law provides that no assessment shall be made against the interest of any shareholder and no shareholder shall be personally liable for any debts or liabilities incurred by the Trustees or by The Trust. The Trust may redeem your shares if the Board of Trustees determines that failure to do so may have materially adverse consequences to Fund shareholders.

     Shareholders are entitled to one (1) vote for each full share held and fractional votes for fractional shares held and may vote in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are cumulative, which means that each shareholder has the right to cumulate the voting power he possesses and to give one (1) nominee for Trustee as many votes as the number of Trustees to be elected multiplied by the number of his shares, or to distribute his votes on the same principle among two or more candidates, as the shareholder desires. Shares are voted in the aggregate and not by series, except when the matter to be voted upon affects only the interest of a particular series.

     As of April 11, 2002, the Trustees and Officers of the Trust as a group owned 5.96% of the outstanding shares of The Fund. This includes 4.44% of the outstanding shares of the Fund owned by Morton H. Sachs, President and a Trustee of the Trust.

     As of April 11, 2002, the following person may be deemed to beneficially own or hold of record five percent (5%) or more of The Fund: Mike Smith Distributor, 819 Rugby Place, Louisville, KY 40222 --5.05%.

                               INVESTMENT POLICIES

     The Fund has adopted the following investment policies, which may be changed only with approval of a majority of the outstanding shares of The Fund. As used in this Statement of Additional Information, the term "majority" of the outstanding shares of The Fund means the lesser of (1) 67% or more of the outstanding shares of The Fund present at a meeting, if the holders of more than 50% of the outstanding shares of The Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of The Fund.

     1. Borrowing Money. The Fund may borrow money, if it borrows money (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of The Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of The Fund's total assets at the time when the borrowing is made. The Fund may enter into reverse repurchase transactions and any other transactions which may be deemed to be borrowings, provided that The Fund has an asset coverage of 300% for all borrowings and commitments of The Fund pursuant to reverse repurchase and other such transactions.

     2. Pledging. The Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of The Fund if it is necessary in connection with borrowings described in policy (1) above. For purposes of the Statement of Intention below, margin deposits, security interests, liens and collateral arrangements with respect to permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets.

     3. Underwriting. The Fund may act as underwriter of securities issued by other persons if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, does not exceed 25% of its total assets. This limitation and the Statement of Intention are not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), The Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund may purchase, hold or deal in real estate, and may invest in securities which are secured by or represent interests in real estate, mortgage-related securities or directly in mortgages.

     5. Loans. The Fund may make loans to other persons, including (a) loaning portfolio securities, (b) engaging in repurchase agreements, (c) purchasing debt securities, and (d) making direct investments in mortgages. For purposes of the Statement of Intention below, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     6. Margin Purchases. The Fund may not purchase securities or evidences of interest thereon on "margin." For purposes of this limitation and the Statement of Intention below, (a) short term credit obtained by The Fund for the clearance of purchases and sales or redemption of securities and (b) margin deposits and collateral arrangements with respect to permitted investments and techniques are not considered to be purchases on "margin." This limitation is not applicable to activities that may be deemed to involve purchases on "margin" by The Fund, provided that The Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission, its staff or other legal authority.

     7. Senior Securities. The Fund may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by The Fund, provided that The Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission, its staff or other legal authority.

     8. Short Sales. The Fund may not effect short sales of securities.

     9. Options. The Fund may not purchase or sell put or call options.

     10. Commodities. The Fund may not purchase, hold or deal in commodities or commodities futures contracts.

     11. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     12. Diversification. As a diversified series of The Trust, The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of The Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of The Fund and to not more than 10% of the outstanding voting securities of such issuer.

     Statement of Intention. It is The Fund's intention (which may be changed by the Board of Trustees without shareholder approval) that it will not engage in any of the investment practices permitted by (1)-(7) above in the coming year, except borrowing and repurchase transactions for temporary purposes. If the Board of Trustees determines that it would be appropriate for The Fund to employ any of the other investment practices permitted by (1)-(7) above as principal strategies, The Fund's Prospectus and Statement of Additional Information will be amended prior to engaging in such practices. If such practices are employed as non-principal strategies, the Prospectus and Statement of Additional Information will be amended appropriately.

     With respect to the percentages adopted by The Fund as maximum limitations in its investment policies, an excess above the fixed percentage (except for the percentage limitation relative to the borrowing of money) shall not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

     Notwithstanding any of the foregoing policies or limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by The Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, The Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

                               OTHER RESTRICTIONS

     Illiquid Securities. It is the current position of the staff of the Securities and Exchange Commission that The Fund may not invest more than 15% of its net assets in illiquid securities, including restricted securities, real estate, mortgages and nonpublicly offered debt securities. The Trust has made a commitment, which may be changed by the Board of Trustees without shareholder approval, to comply with the above restriction.

                           U.S. GOVERNMENT OBLIGATIONS

     The Fund may invest in "U.S. government obligations," which term refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States government, and by various instrumentalities which have been established or sponsored by the United States government. The term is also deemed by The Fund to include participation interests in U.S. government obligations. Participation interests are pro-rata interests in U.S. government obligations held by others. Certificates of deposit or safekeeping are documentary receipts for U.S. government obligations held in custody by others.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States government. Other U.S. government obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Furthermore, there can be no assurance that the United States government will provide financial support if not obligated to do so by law.

     Treasury securities include Treasury bills, Treasury notes, and Treasury bonds. Government agencies which issue or guarantee securities backed by the "full faith and credit" of the United States include the Government National Mortgage Association and the Small Business Administration. Government agencies and instrumentalities which issue or guarantee securities not backed by the "full faith and credit" of the United States include the Farm Credit System, the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States government.

                          INVESTMENT ADVISORY AGREEMENT

     The Trust has entered into a Management Agreement (the "Agreement") with The Sachs Company, 1346 South Third Street, Louisville, Kentucky (the
"Adviser"), under which the Adviser manages The Trust's portfolios of investments subject to the approval of the Board of Trustees.

     The Adviser is an investment manager which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1974, when it was formed as a Kentucky proprietorship. The Adviser was incorporated in Kentucky in 1975, and its principal place of business is in Louisville, Kentucky. The Adviser is a broker-dealer registered under the Securities Exchange Act of 1934, and as a broker operates on a fully-disclosed basis through Legg Mason Wood Walker, Inc.

     Under the terms of the Agreement, The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2% of the average value of the daily net assets of The Fund up to and including $10,000,000, 1-1/2% of such assets of The Fund from $10,000,000 up to and including $30,000,000 and 1% of such assets of The Fund in excess of $30,000,000; provided, however, that the total fees paid during the first and second halves of each fiscal year of The Trust shall not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period. Pursuant to the Agreement, the Adviser pays all operating expenses of The Trust except brokerage fees and commissions, taxes, interest, expenses incurred by The Trust in connection with the organization and registration of shares of any series of The Trust established after May 7, 1987, and such extraordinary or nonrecurring expenses as may arise, including litigation to which The Trust may be a party and indemnification of The Trust's Trustees and Officers with respect to the litigation.

     The Agreement was renewed by the Board at a meeting held on February 21, 2002. In determining whether to approve the Agreement, the Trustees reviewed the Advisor's financial statements for the year ended December 31, 2001. The Trustees reviewed and discussed extensive reports regarding the performance of the Fund as compared to the Russell 2000 Index. The Trustees also reviewed the performance, expense ratio and turnover of the Fund as compared to 285 other funds with similar objectives and asset levels. The Trustees reviewed a brokerage report indicating that commissions charged on Fund transactions are at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability to the Advisor. The Advisor assured the Trustees of its commitment to the Fund and the Advisor's ability to support the Fund. The Trustees noted that there has been virtually no turnover in Advisor personnel for the last several years. The Trustees discussed the nature and quality of the services to be provided by the Advisor and, based upon the information provided, it was the Board's consensus that the fee to be paid to the Advisor pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interests of the Fund's shareholders.

     For the fiscal years ended December 31, 2001, 2000, and 1999, the Adviser received advisory fees of $152,610, $201,538, and $316,708, respectively.

     The Trust pays no direct remuneration to any Officer of The Trust, although Morton H. Sachs, by reason of his affiliation with the Adviser, will receive benefits from the advisory fees and brokerage commissions paid to The Trust's Adviser, The Sachs Company.

                         TRUSTEES AND EXECUTIVE OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.


================================================================================
                          Position(s) Held    Length of    Number of Portfolios
Name, Age and Address        with Trust      Time Served   Overseen by Trustee
---------------------        ----------      -----------   -------------------

Maurice J. Buchart                            Trustee
1346 South Third Street       Trustee        since 1999            1
Louisville, KY 40208
Year of Birth: 1930

    Principal Occupations                       Other Directorships Held
     During Past 5 Years                               by Trustee
     -------------------                               ----------
Since January  1987,  President of Buchart
& Assoc.,  a marketing  business; since July              None
1998, President of Caboose Co., a rental
property business.
================================================================================

                          Position(s) Held    Length of    Number of Portfolios
Name, Age and Address        with Trust      Time Served   Overseen by Trustee
---------------------        ----------      -----------   -------------------

Jane W. Hardy                                  Trustee
1346 South Third Street       Trustee         since 1999            1
Louisville, KY 40208
Year of Birth: 1963

    Principal Occupations                       Other Directorships Held
     During Past 5 Years                               by Trustee
     -------------------                               ----------
Since January 1994,  President and Chief
Executive  Officer of Brinly-Hardy Co.,                   None
a manufacturing company.
================================================================================

                          Position(s) Held    Length of    Number of Portfolios
Name, Age and Address        with Trust      Time Served   Overseen by Trustee
---------------------        ----------      -----------   -------------------

Boyce F. Martin, III                            Trustee
1346 South Third Street       Trustee          since 1998           1
Louisville, KY 40208
Year of Birth: 1966

    Principal Occupations                       Other Directorships Held
     During Past 5 Years                               by Trustee
     -------------------                               ----------
Since April 2000, Vice  President,
Treasurer and a Director of Eli H. Brown                  None
& Sons,  Inc., a real estate business;
since October 1997,  Secretary and a
Director of Jamison  Door Co., a
manufacturing  company;  and from  October
1995 until April 2000, an attorney at Brown,
Todd & Heyburn, PLLC.
================================================================================

     The following table provides information regarding each Trustee and officer who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

================================================================================
                                                                     Number of
                              Position(s)             Length         Portfolios
                                Held                   of           Overseen by
Name, Age and Address         with Trust           Time Served        Trustee
---------------------         ----------           -----------        -------

Morton H. Sachs*            Trustee,              Trustee, Chairman
1346 South Third Street     Chairman of the       of the Board and       1
Louisville, KY 40208        Board, and Chief      Chief Executive
Year of Birth: 1934         Executive Officer     Officer since 1980

    Principal Occupations                       Other Directorships Held
     During Past 5 Years                               by Trustee
     -------------------                               ----------
President and sole Director and
shareholder  of The Sachs  Company,                       None
the Trust's Adviser.
================================================================================
                                                                     Number of
                              Position(s)             Length         Portfolios
                                Held                   of           Overseen by
Name, Age and Address         with Trust           Time Served        Trustee
---------------------         ----------           -----------        -------

Jennifer S. Dobbins**          Trustee           Trustee since 1999;
1346 South Third Street          and              Secretary since        1
Louisville, KY 40208          Secretary                2001
Year of Birth: 1959

    Principal Occupations                       Other Directorships Held
     During Past 5 Years                               by Trustee
     -------------------                               ----------
Vice President and a Registered
Principal of The Sachs Company.                           None
===============================================================================
                                                                     Number of
                              Position(s)             Length         Portfolios
                                Held                   of           Overseen by
Name, Age and Address         with Trust           Time Served        Trustee
---------------------         ----------           -----------        -------

Louis T. Young                 Treasurer            Treasurer           N/A
1346 South Third Street                             since 1992
Louisville, KY 40208
Year of Birth: 1948

    Principal Occupations                       Other Directorships Held
     During Past 5 Years                               by Trustee
     -------------------                               ----------
Employee of The Sachs Company.                            None
================================================================================
* Mr. Sachs is an interested person of the Trust because he is the director and an officer and employee of the Trust's adviser and an officer of the Trust.
** Ms. Dobbins is an interested person of the Trust because she is an officer and employee of the Trust's adviser and an officer of the Trust. Mr. Sachs is the father of Ms. Dobbins.

     The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2001.

          Trustee                          Dollar Range of Fund Shares
          -------                          ---------------------------
          Maurice J. Buchart                           $0
          Jennifer S. Dobbins                   $50,000-$100,000
          Jane W. Hardy                                $0
          Boyce F. Martin, III                         $0
          Morton H. Sachs                         Over $100,000


     The compensation paid to the Trustees of The Trust for the year ended December 31, 2001 is set forth in the following table:

                          Total Compensation from Trust
                     (The Trust is not in a fund complex)(1)

            Name
            Morton H. Sachs.......................................$0
            Jennifer S. Dobson....................................$0
            Maurice J. Buchart  ..............................$4,000
            Jane W. Hardy  ...................................$4,000
            Boyce F. Martin, III..............................$4,000

     (1) Trustee fees are Trust expenses. However, the Adviser makes the actual payment because the management agreement obligates the Adviser to pay (with limited exceptions) all of the operating expenses of the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of The Trust, the Adviser is responsible for The Fund's portfolio decisions and the placing of The Fund's portfolio's transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for The Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to The Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to The Fund and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analysis, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to The Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information will not reduce the overall cost to the Adviser of performing its duties to The Fund under the Agreement. Research services furnished by brokers or dealers through whom The Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with The Fund.

     While The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that the Adviser, in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Legg Mason Wood Walker, Inc.

     Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons affiliated with The Fund such as the Adviser are prohibited from dealing with The Fund as a principal in the purchase and sale of securities. Therefore, The Sachs Company will not serve as The Fund's dealer in connection with over-the-counter transactions. However, The Sachs Company may serve as The Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Legg Mason Wood Walker, Inc.

     The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that the Adviser may receive brokerage commissions in connection with effecting such transactions for The Fund. In determining the commissions to be paid to The Sachs Company, it is the policy of The Fund that such commissions will, in the judgment of The Trust's Board of Trustees, be (a) at least as favorable to The Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to The Fund as commissions contemporaneously charged by The Sachs Company on comparable transactions for its most favored unaffiliated customers, except for customers of The Sachs Company considered by a majority of The Trust's disinterested Trustees not to be comparable to The Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by The Sachs Company to The Fund and its other customers, and information concerning the commissions charged by other qualified brokers.

     Any profits from brokerage commissions earned by The Sachs Company as a result of portfolio transactions for The Fund will accrue to Morton H. Sachs who is the sole shareholder of The Sachs Company. The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by The Sachs Company from brokerage commissions generated from portfolio transactions of The Fund. For the fiscal years ended December 31, 2001, 2000, and 1999, The Fund's portfolio transactions generated total brokerage commissions of $143,804, $194,146, and $222,025, respectively. For the fiscal year ended December 31, 2001, The Sachs Company was paid $111,184 or 77% of the total brokerage commissions for effecting (through Legg Mason) 93% of The Fund's commission transactions. For the fiscal year December 31, 2000, The Sachs Company was paid $178,561 or 92% of the total brokerage commissions for effecting (through Legg Mason or Maxus Securities Corporation) 100% of The Fund's commission transactions. For the fiscal year ended December 31, 1999, The Sachs Company was paid $205,486 or 93% of the total brokerage commissions for effecting (through Legg Mason or Maxus Securities Corporation) 99% of The Fund's commission transactions.


     While The Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. The Sachs Company will not receive reciprocal brokerage business as a result of the brokerage business placed by The Fund with others.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to its objective of seeking best qualitative execution of portfolio transactions, the Adviser may give consideration to sale of shares of The Fund as a factor in the selection of brokers and dealers to execute portfolio transaction for each series of The Fund.

     When The Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for The Fund because of the increased volume of the transaction. If the entire order is not filled, The Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including The Fund) may also be blocked with those of the Adviser or any of its affiliates. The Adviser and its affiliates will be permitted to participate in a blocked transaction only after all orders of advisory clients (including The Fund) are filled.

     For the fiscal years ended December 31, 2001 and 2000, The Fund's portfolio turnover rate was 328% and 394%, respectively. This variation was within expected levels, given The Fund's investment strategy of active and frequent trading.

     The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

                        DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of The Fund is determined as of 4:00 p.m., Eastern time on each day The Trust is open for business and on any other day on which there is sufficient trading in The Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                                      TAXES

     The Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, The Fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. The Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (31%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

                                    CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 has been retained to act as custodian of The Trust's investments. The custodian acts as The Trust's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds at The Fund's request and maintains records in connection with its duties. Certain investments may be held by a depository in the United States.

                                 TRANSFER AGENT

      The Trust has entered into agreements with Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio, 44141 ("MSS"), for MSS to act as The Fund's transfer agent and to provide The Trust with accounting services, record-keeping, administration and shareholder service functions. For its services as fund accountant, MSS receives an annual fee from the Adviser based upon the average value of The Fund, with a maximum annual fee of $59,250. At The Fund's current asset value, the annual fee is $21,000. For all other services provided, MSS receives from the Adviser an annual fee of $9.25 per shareholder (with a minimum charge of $775 per month) for shareholder services provided and a monthly fee of $12 per state for state registration and qualification of Fund shares provided.

                                    AUDITORS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for The Trust for the year ending December 31, 2002. McCurdy & Associates CPA's, Inc. performs an annual audit of The Trust's financial statements and provides financial, tax and accounting consulting services as requested.

                             PERFORMANCE INFORMATION

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)n=ERV

Where:              P    = a hypothetical $1,000

                    T    = average annual total return
                    n    = number of years
                    ERV  = ending  redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                           P(1+T)n=ATVD

Where:              P    = a hypothetical $1,000 initial investment
                    T    =  average   annual  total   return   (after  taxes  on
                         distributions)
                    n    = number of years
                    ATVD ending value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of
                         the   applicable   period,    after   taxes   on   fund
                         distributions but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                           P(1+T)n=ATVDR

Where:              P    = a hypothetical $1,000 initial investment
                    T    =  average   annual  total   return   (after  taxes  on
                         distributions and redemption)
                    n    = number of years
                    ATVDRending  value at the end of the  applicable  period  of
                         the   hypothetical   $1,000   investment  made  at  the
                         beginning of the applicable period, after taxes on fund distributions and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period. The following table provides information regarding the Fund's performance (for the periods ended December 31, 2001):

                                               1 Year     5 Years     10 Years
                                               ------     -------     --------
Average Annual Total Return                    -4.20%      -4.25%       4.77%
Average Annual Total Return After Taxes on     -4.39%      -4.74%       3.72%
      Distributions
Average Annual Total Return After Taxes on     -2.54%      -3.29%       3.74%
      Distributions and Redemption

Other Performance Information.
-----------------------------

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of The Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of The Fund or considered to be representative of the stock market in general. For example, The Fund's performance may be compared to that of the Standard & Poor's 500 Stock Index, the Russell 2000 Index and the Dow Jones Industrial Average. The investment performance figures for The Fund and the indices will include reinvestment of dividends and capital gains distributions.

     From time to time The Fund also advertises its rates of total return and average annual total return for specified periods, including the period from September 2, 1981 (date of initial public offering of shares), through a specified month end. It also advertises the value of a $10,000 investment made on September 2, 1981, as of a specified month end.



                                                                     Total
             Year End                    Value of       Total        Return
  Year       Net Asset     Dividends      $10,000       Return      Since
  Ended       Value(a)      Paid(a)     Investment(b)   One Year    Inception
  -----       -------       ------      ------------    --------    ---------
 12/31/81(c)  $ 8.74        $ 0.00         $10,484        4.84%(c)     4.84%
 12/31/82      11.02          0.60          14,072       34.23%       40.72%
 12/31/83      14.07          0.74          19,093       35.68%       90.93%
 12/31/84      14.76          0.74          21,148       10.76%      111.48%
 12/31/85      18.08          1.18          27,940       32.12%      179.40%
 12/31/86      16.50          4.05          31,865       14.05%      218.65%
 12/31/87      14.96          0.26          29,388       -7.77%      193.88%
 12/31/88      15.19          0.24          30,306        3.12%      203.06%
 12/31/89      16.02          0.21          32,379        6.84%      223.79%
 12/31/90      12.17          0.30          25,212      -22.13%      152.12%
 12/31/91      17.02          0.09          35,439       40.56%      254.39%
 12/31/92      19.41          0.00          40,415       14.04%      304.15%
 12/31/93      22.43          0.00          46,704       15.56%      367.04%
 12/31/94      24.06          0.00          50,098        7.27%      400.98%
 12/31/95      27.02          3.76          64,085       27.92%      540.85%
 12/31/96      26.45          3.14          70,183        9.52%      601.83%
 12/31/97      27.68          2.81          80,901       15.27%      709.01%
 12/31/98      26.33          0.00          76,955       -4.88%      669.55%
 12/31/99      23.78          0.23          70,162       -8.83%      601.62%
 12/31/00      19.98          0.00          58,950      -15.98%      489.50%
 12/31/01      18.92          0.22          56,471       -4.2%       464.71%

     (a) Per share data has been restated to reflect a three-for-one share split on February 15, 1990 and a four-for-one share split on November 30, 1986.

     (b) Value at end of calendar year of $10,000 investment made on September 2, 1981.

     (c) Not annualized and from the date of the initial offering of shares (September 2, 1981).


     The Fund's advertised rates of total return for specified periods and the value of a $10,000 investment at the end of a specified period are based on historical performance and are not intended to indicate future performance. The rates of total return are calculated as indicated above for "total return" and represent the cumulative total return for the specified period. For example, for the one year period, and for the period since inception, the cumulative total returns through December 31, 2001 were, respectively: -4.20% and 464.71%. The average annual total returns are calculated as indicated above. The dividends and distributions and the principal value of an investment in The Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.


     The Fund may include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Money, Investor's Business Daily, Barron's, Fortune or Business Week). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. The Fund may also list its portfolio holdings in advertisements. The Trust's annual report contains additional performance information that will be made available upon request and without charge.

                              FINANCIAL STATEMENTS


     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Trust will provide the Annual Report without charge at written upon telephone request.

                                THE CAMELOT FUNDS

PART C.  OTHER INFORMATION
------   -----------------

Item 23. Exhibits.
-------  --------

         (a)   Articles of Incorporation.

          (i) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.

          (ii) Copy of Amendment No. 1 to Registrant's Declaration of Trust dated June 1, 1981, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.

          (iii)Copy of Amendment No. 2 to Registrant's Declaration of Trust dated May 15, 1984, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.

          (iv) Copy of Amendment No. 3 to Registrant's Declaration of Trust dated October 28, 1986, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.

          (v) Copy of Amendment No. 4 to Registrant's Declaration of Trust dated April 28, 1988, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.

          (vi) Copy of Amendment No. 5 to Registrant's Declaration of Trust dated September 11, 1990, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.

          (vii)Copy of Amendment No. 6 to Registrant's Declaration of Trust dated July 29, 1998, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 26, is hereby incorporated by reference.

         (b) By-Laws. Copy of Registrant's Amended and Restated By-Laws adopted September 17, 1996, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.


         (c) Instruments Defining Rights of Security Holder. None (other than in the Declaration of Trust, as amended, and By-Laws of the Registrant).


         (d) Investment Advisory Contracts. Copy of Registrant's Management Agreement for The Fairmont Fund series with The Sachs Company
              (formerly Morton H. Sachs & Co.), which was filed as an exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.



         (e)  Underwriting Agreements.  None.

         (f)  Bonus or Profit Sharing Contracts.  None.


         (g) Custodian Agreements. Copy of Registrant's agreement with the Custodian, U.S. Bank, N.A. (formerly Firstar Bank, N.A.), Cincinnati, Ohio, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 22, is hereby incorporated by reference.




         (h)  Other Material Contracts.  None.

         (i)  Legal Opinion.


          (i)  Opinion and Consent of Thompson Hine LLP, is filed herewith.

          (ii) Opinion and Consent of Ogden Newell & Welch PLLC, is filed herewith.


         (j) Other Opinions. Consent of McCurdy & Associates CPA's, Inc. is filed herewith.



         (k)  Omitted Financial Statements.  None.

         (l) Initial Capital Agreements. Copy of Letters of Initial Stockholders of The Fairmont Fund series, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.



         (m)  Rule 12b-1 Plan.  None.

         (n)  Rule 18f-3 Plan. None.

         (o)  Reserved.

         (p) Codes of Ethics. The Code of Ethics of the Registrant and its investment adviser, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 27, is hereby incorporated by reference.



         (q)  Powers of Attorney.

          (i) Powers of Attorney for the Registrant, and Trustees and Officers of the Registrant, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, are hereby incorporated by reference.



          (ii) Powers of Attorney for Trustees and Officers of the Registrant, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 27, are hereby incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.
-------  -------------------------------------------------------------

         None.

Item 25. Indemnification
-------  ---------------

     Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and trustees to the extent permitted by applicable law. The indemnification provisions are in accordance with Investment Company Act Release No. 11330 (September 2, 1980).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Kentucky law and the Registrant's Declaration of Trust and By Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser
-------  ----------------------------------------------------

     (A) The Sachs Company, 1346 South Third Street, Louisville, Kentucky 40208 (the "Adviser") is a registered investment adviser and a registered broker-dealer. It has engaged in no other business during the past two fiscal years.

     (B) Information with respect to each officer and director of the Adviser is incorporated by reference to Schedule D of the Form ADV filed by it under the Investment Advisors Act (File No. 801-11055).

Item 27. Principal Underwriters
-------  ----------------------

         None.

Item 28. Location of Accounts and Records
-------  --------------------------------


     The Registrant will maintain physical possession of the Declaration of Trust, By-Laws and minute books. All other accounts, books and other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant, U.S. Bank, N.A. (formerly Firstar Bank, N.A.), 425 Walnut Street, Cincinnati, Ohio 45202 as Custodian for the Registrant or Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio, 44141.


Item 29. Management Services Not Discussed in Parts A or B
-------  -------------------------------------------------

         None.

Item 30. Undertakings
-------  ------------

         None.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 23 day of April, 2002.



                                                CAMELOT FUNDS


                                         By: /s/ Donald S. Mendelsohn
                                           ----------------------------------
                                            DONALD S. MENDELSOHN
                                            Attorney-in-Fact


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


MORTON H. SACHS*            Chairman of the
                            Board & Trustee
                                             *By:/s/Donald S. Mendelsohn
                                                -----------------------------
LOUIS YOUNG*                Treasurer           DONALD S. MENDELSOHN
                                                Attorney-in-Fact
JENNIFER S. DOBBINS*        Trustee
                                                Date:   April 23, 2002
MAURICE J. BUCHART*         Trustee

BOYCE F. MARTIN, III*       Trustee

JANE W. HARDY*              Trustee

                                  EXHIBIT INDEX
                                  -------------
                                                                   PAGE


1.     Opinion and Consent of Thompson Hine LLP ...................EX-99.23.i.i
2.     Opinion and Consent of Ogden Newell & Welch PLLC............EX-99.23.i.ii
3.     Consent of McCurdy & Associates CPA's, Inc..................EX-99.23.j